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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 29, 2004



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                                 001-31346                             76-0281502
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)



           10370 RICHMOND AVENUE, SUITE 990
                      HOUSTON, TX                                                              77042
       (Address of principal executive offices)                                             (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               99.1     Press Release dated January 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 29, 2004, W-H Energy Services, Inc. issued a press release announcing its financial results for the quarter and year ended
December 31, 2003. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

         During a conference call on the same date, management disclosed that the Company made capital expenditures of approximately $21 million in the fourth quarter of 2004.

         As provided in General Instructions B.2 and B.6 of Form 8-K, this information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W-H ENERGY SERVICES, INC.



Date: January 29, 2004                By: /s/ Ernesto Bautista, III
                                      ---------------------------------------
                                      Ernesto Bautista, III
                                      Vice President and Corporate Controller



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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

   99.1                Press Release dated January 29, 2004